KRANE SHARES TRUST

KraneShares Emerging Markets Consumer Technology Index ETF

(the “Fund”)

Supplement dated March 31, 2020 to the currently effective Summary Prospectus and Statutory Prospectus, as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus and Statutory Prospectus for the Fund (together, the “Prospectus”) and should be read in conjunction with the Prospectus.

1.	In the “Fees and Expenses” section of the Fund’s Summary Prospectus and Statutory Prospectus, the table is deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.02%
Total Annual Fund Operating Expenses	0.80%
Fee Waiver***	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver	0.70%

*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

**Although the Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”) receives 10% of the net revenue generated by the Fund’s securities lending activities and such amount is included in “Other Expenses,” the Fund receives 90% of such net revenues.  Please see the “Management” section of the Prospectus for more information

***The Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), has contractually agreed to waive its management fee by 0.10% of the Fund’s average daily net assets. This contractual fee waiver will continue until August 1, 2021 and may only be terminated prior thereto by the Board.

2.	In the section “Management - Investment Adviser” of the Fund’s Statutory Prospectus, the following is added after the fourth paragraph:

Krane has contractually agreed to waive its management fee by 0.10% of the average daily net assets of KraneShares Emerging Markets Consumer Technology Index ETF. This contractual fee waiver will continue until August 1, 2021, and may only be terminated prior thereto by the Board. In addition, the fee waiver will terminate if the Investment Advisory Agreement for the Fund is terminated.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.